EXHIBIT (a)(1)(B)
LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK

OF

BORON, LEPORE & ASSOCIATES, INC.

PURSUANT TO THE OFFER TO PURCHASE DATED MAY 24, 2002

BY

GARDEN MERGER CORP.
A WHOLLY OWNED SUBSIDIARY

OF

CARDINAL HEALTH, INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
ON MONDAY, JUNE 24, 2002, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is EquiServe Trust Company, N.A.

By Mail:	By Hand:	By Overnight Courier:
EquiServe Trust Company, N.A. 525 Washington Blvd. 3rd Floor—Corporate Actions Dept. (Corp. Sec.) Jersey City, NJ 07310 Attn: Mary Garcia	EquiServe Trust Company, N.A. c/o Securities Transfer & Reporting Services Inc. 100 William Street—Galleria New York, NY 10038	EquiServe Trust Company, N.A. 525 Washington Blvd. 3rd Floor—Corporate Actions Dept. (Corp. Sec.) Jersey City, NJ 07310 Attn: Mary Garcia

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank)	Share Certificate(s) and Share(s) Tendered (Attach Additional Signed List, if Necessary)

	Share Certificate Number(s)*	Total Number of Shares Represented by Share Certificate(s)*	Number of Shares Tendered**

Total Shares Tendered

*  Certificate numbers are not required if tender is made by book-entry transfer.
**  If you desire to tender fewer than all Shares represented by any certificate listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares represented by such certificate will be deemed to have been tendered. See Instruction 4.

This Letter of Transmittal is to be completed by stockholders of Boron, LePore & Associates, Inc. if certificates (“Share Certificates”) representing shares of common stock, par value $0.01 per share (the “Shares”), are to be forwarded with this Letter of Transmittal. An Agent’s Message (as defined in Section 2—“Acceptance for Payment and Payment for Shares” of the Offer to Purchase) is to be utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by EquiServe Trust Company, N.A. (the “Depositary”) at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth under Section 3—“Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase dated May 24, 2002 (the “Offer to Purchase”). Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary.

Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the expiration date of the Offer or who are unable to complete the procedure for book-entry transfer prior to the expiration date of the Offer may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth under Section 3—“Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase. See Instruction 2 below.

☐
CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If Delivered by Book-Entry Transfer to the Book-Entry Transfer Facility, check box:  ☐

Account Number:

Transaction Code Number:

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Garden Merger Corp., a Delaware corporation (“Subcorp”) and a wholly owned subsidiary of Cardinal Health, Inc., an Ohio corporation (“Cardinal”), the above-described shares of common stock, par value $0.01 per share (the “Shares”), of Boron, LePore & Associates, Inc., a Delaware corporation (“BLP”), pursuant to Subcorp’s offer to purchase all outstanding Shares at $16.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 24, 2002 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements to the Offer to Purchase or to this Letter of Transmittal, collectively constitute the “Offer”).

Subject to, and effective upon, acceptance for payment of the Shares tendered with this Letter of Transmittal, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Subcorp all right, title and interest in and to all the Shares that are being tendered by this Letter of Transmittal and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after May 24, 2002 (collectively, “Distributions”) and irrevocably appoints EquiServe Trust Company, N.A. (the “Depositary”) the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing Shares (“Share Certificates”) and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Subcorp; (ii) present such Shares and all Distributions for transfer on the books of BLP; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints the designees of Subcorp, and each of them, as agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered by this Letter of Transmittal which have been accepted for payment by Subcorp prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of BLP (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney are coupled with an interest in the Shares tendered by this Letter of Transmittal, are irrevocable and are granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Subcorp in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares). The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Subcorp’s acceptance of such Shares for payment, Subcorp must be able to exercise full voting and other rights with respect to such Shares, including, without limitation, voting at any meeting of BLP’s stockholders then scheduled.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered by this Letter of Transmittal and all Distributions, and that when such Shares are accepted for payment by Subcorp, Subcorp will acquire good, marketable and unencumbered title to such Shares and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Subcorp to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered by this Letter of Transmittal and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Subcorp all Distributions in respect of the Shares tendered by this Letter of Transmittal, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Subcorp shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered by this Letter of Transmittal, or deduct from such purchase price, the amount or value of such Distribution as determined by Subcorp in its sole discretion.

No authority conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See Section 4—“Withdrawal Rights” of the Offer to Purchase.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under Section 3—“Procedures for Accepting the Offer and Tendering Shares” and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Subcorp’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Subcorp upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Subcorp may not be required to accept for payment any of the Shares tendered by this Letter of Transmittal.

Unless otherwise indicated in this Letter of Transmittal in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased, and return all Share Certificates not purchased or not tendered in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and all Share Certificates not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instruction” are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Please credit any Shares tendered by this Letter of Transmittal and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Subcorp has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) of such Shares if Subcorp does not purchase any of the Shares tendered by this Letter of Transmittal.

LOST SHARE CERTIFICATES:

PLEASE CALL EQUISERVE TRUST COMPANY, N.A. TOLL-FREE AT (877) 282-1168 TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST SHARE CERTIFICATES.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of the Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

Issue    ☐check and/or    ☐ certificates to:

Name(s)
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
(also complete substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of the Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail    ☐check and/or    ☐ certificates to:

Name(s)
(Please Print)

Address

(Include Zip Code)

IMPORTANT
STOCKHOLDER: SIGN HERE
(And Please Complete Substitute Form W-9 Included Herein)

Signature(s) of Holder(s)

Dated:                                                                                , 2002

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted with this Letter of Transmittal. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 1 and 5.

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or
Social Security No.:
(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(If Required—See Instructions 1 and 5)

Authorized Signature

Name (Please Print)

Name of Firm

Address

Zip Code

(Area Code) Telephone No.

Dated:                                                                                , 2002

INSTRUCTIONS

Forming Part of the Terms And Conditions of the Offer

To complete the Letter of Transmittal, you must do the following:

—Fill in the box entitled “Description of Shares Being Tendered.”

—Sign and date the Letter of Transmittal in the box entitled “Sign Here.”

—Fill in and sign in the box entitled “Substitute Form W-9.”

In completing the Letter of Transmittal, you may (but are not required to) also do the following:

—If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

—If you want any certificate for Shares not tendered or Shares not purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

—If you want any payment for Shares or certificate for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled “Special Delivery Instructions.”

If you complete the box entitled “Special Payment Instructions” or “Special Delivery Instructions,” you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1.  Guarantee of Signatures.    All signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or any other “eligible guarantor institution,” as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution” and collectively “Eligible Institutions”), unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered by this Letter of Transmittal and such holder(s) has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or if payment is to be made, or a Share Certificate not accepted for payment and not tendered is to be returned to a person other than the registered holder(s), then such Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate, with the signatures on such Share Certificate or stock powers guaranteed as described above. See Instruction 5.

2.  Delivery of Letter of Transmittal and Share Certificates.    This Letter of Transmittal is to be used if Share Certificates are to be forwarded with this Letter of Transmittal. If an Agent’s Message (as defined below) is used, Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under Section 3—“Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase. Share Certificates representing all physically tendered Shares, or confirmation of a book-entry transfer, if such procedure is available, into the Depositary’s account at the Book-Entry Transfer Facility (“Book-Entry Confirmation”) of all Shares delivered by book-entry transfer together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an Agent’s Message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal prior to the expiration date of the Offer. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the expiration date of the Offer or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described under Section 3—“Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Subcorp, must be received by the Depositary prior to the expiration date of the Offer; and (iii) the Share Certificates representing all physically delivered Shares in proper form for transfer by delivery, or Book-Entry Confirmation of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under Section 3—“Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase.

The term “Agent’s Message” means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which message states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that are the subject of the Book-Entry Confirmation that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Subcorp may enforce that agreement against the participant.

The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed to be made only when actually received by the Depositary (including, in the case of a Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or facsimile thereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

3.  Inadequate Space.    If the space provided in this Letter of Transmittal under “Description of Shares Tendered” is inadequate, the certificate numbers, the number of Shares represented by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached to this Letter of Transmittal.

4.  Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer).    If fewer than all the Shares represented by any Share Certificate delivered to the Depositary with this Letter of Transmittal are to be tendered by this Letter of Transmittal, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, a new certificate representing the remainder of the Shares that were represented by the Share Certificates delivered to the Depositary with this Letter of Transmittal will be sent to each person signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” in this Letter of Transmittal as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.  Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

If any Share tendered by this Letter of Transmittal is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered by this Letter of Transmittal are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered by this Letter of Transmittal, the Share Certificate(s) representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Subcorp of such person’s authority to so act must be submitted.

6.  Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Subcorp will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) representing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Subcorp of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates representing the Shares tendered by this Letter of Transmittal.

7.  Special Payment and Delivery Instructions.    If a check for the purchase price of any Shares tendered by this Letter of Transmittal is to be issued, or Share Certificate(s) representing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” in this Letter of Transmittal, the appropriate boxes in this Letter of Transmittal must be completed.

8.  Waiver of Conditions.    The conditions of the Offer may be waived, in whole or in part, by Subcorp, in its sole discretion, at any time and from time to time, in the case of any Shares tendered. See Section 14—“Conditions to the Offer” of the Offer to Purchase.

9.  Lost, Destroyed or Stolen Certificates.    If any Share Certificate(s) have been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by calling toll-free (877) 282-1168. The stockholder will then be provided with instructions as to the procedures for replacing the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed and completed.

10.  Questions and Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent at its respective address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

11.  Substitute Form W-9.    Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct, that such stockholder is not subject to backup withholding of Federal income tax and that such stockholder is a U.S. person (including a U.S. resident alien). If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service and to 30% Federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Each foreign stockholder must complete and submit an appropriate Form W-8 in order to be exempt from the 30% Federal income tax backup withholding due on payments with respect to the Shares.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER SHARE CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OF THE OFFER, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

Under the Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 30%.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such individual’s exempt status. An appropriate Form W-8 can be obtained from the Depositary. Exempt stockholders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (b) that (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding, and (c) that such stockholder is a U.S. person (including a U.S. resident alien).

What Number to Give the Depositary

The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered by this Letter of Transmittal. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in the space provided for the TIN in Part 1, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

PAYER’S NAME:    EQUISERVE TRUST COMPANY, N.A., AS DEPOSITARY

SUBSTITUTE Form W-9	Part 1: Taxpayer Identification Number—Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	_________________________________ Social Security Number OR _________________________________ Employer Identification Number

PART 2: For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding. ☐

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification
PART 3: Certification—Under penalties of perjury, I certify that:
(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)    I am a U.S. person ( including a U.S. resident alien).
Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines). The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE		DATE

NOTE:    FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR”
INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, reportable payments made to me will be subject to backup withholding until I provide a number.

SIGNATURE	DATE

You may direct questions and requests for assistance to the Information Agent at its respective address and telephone numbers set forth below. You may obtain additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials from the Information Agent as set forth below, and they will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

MacKenzie Partners, Inc.

105 Madison Avenue
New York, New York 10016

Call Collect (212) 929-5500
or
Call Toll-Free (800) 322-2885

Email:    proxy@mackenziepartners.com